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                                                              EXHIBIT 99.1

                                    NVR, INC.
                              7601 Lewinsville Road
                                McLean, VA 22102

                                                     Dated as of August 19, 2002



Bank One, NA
Individually and as Agent
1 Bank One Plaza
Chicago, IL  60670

Comerica Bank
Comerica Tower
500 Woodward Avenue - 7th Fl.
Detroit, MI  48226

U.S. Bank National Association
601 Second Avenue, South
Minneapolis, MN  55402

          Re: Amendment No. 6 to Third Amended and Restated Credit Agreement

Ladies and Gentlemen:

     We refer to the Third Amended and Restated Credit Agreement, dated as of September 30, 1998 (as amended, the "Credit Agreement"), by and among NVR, Inc. (the "Borrower"), Fleet National Bank, successor by merger to BankBoston, N.A. ("Fleet"), U.S. Bank National Association and Comerica Bank and Fleet as Agent. Terms used in this letter agreement ("Amendment No. 6") which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

     Contemporaneously with the execution and delivery of this Amendment No. 6, Fleet has assigned its interests under the Credit Agreement (except its rights and obligations as issuer of the Fleet LCs (defined below) to Bank One, NA, having its principal office in Chicago, Illinois and has resigned as Agent.



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You and we have agreed that Bank One, NA shall succeed Fleet as Agent under the
Credit Agreement and have further agreed to make modifications to the Credit Agreement and certain other Loan Documents (collectively, the "Amendment No. 6 Modifications") set forth in this Amendment No. 6.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 6, and fully intending to be legally bound by this Amendment No. 6, we hereby agree with you as follows:

                                    ARTICLE I

                         AMENDMENTS TO CREDIT AGREEMENT

     Unless otherwise noted, effective as of August 19, 2002, the Credit Agreement is amended as follows:

         (a) The terms "Loan Documents" and "Credit Agreement" shall, wherever used in the Credit Agreement or any of the other Loan Documents, including, without limitation, each Revolving Credit Note, be deemed to also mean and include this Amendment No. 6. The Bank One Note (defined below) shall be deemed for all purposes of the Loan Documents to be a Revolving Credit Note.

         (b) The definitions of the following terms set forth in the Credit Agreement are hereby amended and restated in their entirety as follows:

               Agent. Bank One, in its capacity as contractual representative of the Banks pursuant to Section 12, and not in its individual capacity as a Bank, and any successor agent appointed pursuant to Section 12 and any successor.

               Base Rate. For any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

               Business Day. (i) With respect to any borrowing, payment or rate selection of Eurodollar Advances or Daily Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York City for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of




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          substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

               Daily Eurodollar Rate. A rate of interest, determined on a daily basis, equal to the Eurodollar Rate for a Eurodollar Advance Period of one month, determined by Agent at approximately 9:00 a.m. Chicago time on the day with respect to which such rate of interest is to be determined or, if such day is not a Business Day, on the Business Day preceding such day.

               Eurodollar Rate. With respect to a Eurodollar Advance for the relevant Eurodollar Advance Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Advance Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Advance Period, plus (ii) 1.35%.

                  Reimbursement Agreement.  See Section 2.2.3.

         (c) The following defined terms are hereby added to the Credit
Agreement:

         Amendment No. 6. Amendment No. 6 to this Agreement.

         Approved Fund. Any Fund that is administered or managed by (i) a Bank, or (ii) an Affiliate of a Bank.

         Bank One. Bank One, NA, a national banking association having its principal office in Chicago Illinois, and its successors.

          Eurodollar Base Rate. With respect to a Eurodollar Advance for the relevant Eurodollar Advance Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. dollars as reported by any generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Advance Period, and having a maturity equal to such Eurodollar Advance Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Eurodollar Advance Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Advance Period, in the approximate amount of Bank One's Commitment Percentage of the relevant Eurodollar Advance and having a maturity equal to such Eurodollar Advance Period.



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                  Federal Funds Effective Rate. For any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

                  Fleet LCs. Those letters of credit issued by Fleet pursuant to this Agreement prior to the effective date of Amendment No. 6.

                  Fund. Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  LC Issuer. Bank One (or any subsidiary or affiliate of Bank One designated by Bank One) in its capacity as issuer of Letters of Credit.

                  LC Obligations. At any time, the sum, without duplication, of
         (i) the aggregate undrawn stated amount under all Letters of Credit outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

                  LC Payment Date. See Section 2.2.5.

                  Prime Rate. A rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

                  Regulation D. Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  Reimbursement Obligations. At any time the aggregate of all obligations of the Borrower then outstanding under Section 2.2 to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under the Letters of Credit.

                  Reserve Requirement. With respect to a Eurodollar Advance Period, the maximum aggregate reserve requirement (including all basic,



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         supplemental, marginal and other reserves) which is imposed under
         Regulation D on Eurocurrency liabilities.

         (d) The last paragraph of Section 1 of the Credit Agreement is hereby amended: (i) by deleting "Commonwealth of Massachusetts" and (b) by inserting in place thereof the following: "State of Illinois."

         (e) The Credit Agreement is hereby amended: (i) by deleting each reference to "Fleet" (other than those contained in this Amendment No. 6) and "BKB" contained therein, and (ii) by inserting in place thereof the following:
"Bank One."

         (f) Wherever the Credit Agreement or any other Loan Document requires or provides for a notice to be given, a payment to be made or another action to be taken at or on or before a time specified therein, the Credit Agreement is hereby amended to change each such specified time to Chicago time from the Boston time designated in the Credit Agreement or other Loan Document. By way of illustration, if the Credit Agreement provides for a notice to be given not later than 10:00 a.m. (Boston time), such provision is amended to require such notice to be given not later than 10:00 a.m. (Chicago time).

         (g) Wherever the Credit Agreement or any other Loan Document provides for any payment to be made, or any Request for Advance or other notice or document to be delivered, to Bank One or the Agent, such payment shall be made, or such Request for Advance or other notice or document shall be delivered, to Bank One, NA, 1 Bank One Plaza, Chicago, Illinois 60670, (i) in the case of any payment to the attention of Loan Operations, (ii) in the case of any Request for Advance to the attention of Loan Operations and (iii) in the case of delivery of any other notice or document to the attention of National Home Building, Suite IL1-0315, or in any case to such other address as Bank One may designate by notice to the party required to make such payment or to deliver a notice or document.

         (h) Section 2.1.6(b) of the Credit Agreement is amended: (i) by deleting the last sentence thereof and (ii) by inserting in place thereof the following:

                  Interest shall accrue and be payable on each Eurodollar Advance made with respect to the Revolving Credit Loans at a rate per annum equal to the Eurodollar Rate applicable to such Eurodollar Advance; and

         (i) Sections 2.2.1 and 2.2.2 of the Credit Agreement are hereby deleted and replaced by the following:



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                  2.2.1 Issuance of Letters of Credit. The LC Issuer hereby
         agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit and to renew, extend, increase, decrease or otherwise modify each Letter of Credit ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Maturity Date upon the request of the Borrower; provided that immediately after each such Letter of Credit is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed $40,000,000 and (ii) the sum of the outstanding balance of the Loans and the outstanding LC Obligations shall not exceed $95,000,000. No Letter of Credit shall have an expiry date later than the fifth Business Day prior to the Maturity Date.

                  2.2.2 Participations. Upon the issuance or Modification by the LC Issuer of a Letter of Credit in accordance with this Section 2.2, the LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the LC Issuer, a participation in such Letter of Credit (and each Modification thereof) and the related LC Obligations in proportion to its Commitment Percentage.

                  2.2.3 Notice. Subject to Section 2.2.1, the Borrower shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed date of issuance or Modification of each Letter of Credit, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Letter of Credit, and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby. Upon receipt of such notice, the LC Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Bank, of the contents thereof and of the amount of such Bank's participation in such proposed Letter of Credit. The issuance or Modification by the LC Issuer of any Letter of Credit shall, in addition to the conditions precedent set forth in Section 8 (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that such Letter of Credit shall be satisfactory to the LC Issuer and that the Borrower shall have executed and delivered such application and reimbursement agreement and/or such other instruments and agreements relating to such Letter of Credit as the LC Issuer shall have reasonably requested (each, a "Reimbursement Agreement"). In the event of any conflict between the terms of this



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         Agreement and the terms of any Letter of Credit Application, the terms of this Agreement shall control.

                  2.2.4 Letter of Credit Fees. Fees in respect of Letters of Credit shall be paid as provided in Section 4.2.


                  2.2.5 Administration; Reimbursement by Banks. Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the LC Issuer shall notify the Agent and the Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Bank shall be only to determine that the documents (including each demand for payment) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit. The LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Letters of Credit as it does with respect to letters of credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by the LC Issuer, each Bank shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse the LC Issuer on demand for (i) such Bank's Commitment Percentage of the amount of each payment made by the LC Issuer under each Letter of Credit to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.2.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Bank, for each day from the date of the LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. (Chicago time) on such date, from the next succeeding Business Day) to the date on which such Bank pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Base Rate Advances.

                  2.2.6 Reimbursement by Borrower. The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any amounts to be paid by the LC Issuer upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Bank shall hereby be precluded from asserting any claim for direct (but not



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         consequential) damages suffered by the Borrower or such Bank to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) the LC Issuer's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. All such amounts paid by the LC Issuer and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the rate applicable to Base Rate Advances. The LC Issuer will pay to each Bank ratably in accordance with its Commitment Percentage all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit issued by the LC Issuer, but only to the extent such Bank has made payment to the LC Issuer in respect of such Letter of Credit pursuant to Section
         2.2.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Section 8), the Borrower may request an Advance hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.2.7 Obligations Absolute. The Borrower's obligations under this Section 2.2 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the LC Issuer and the Banks that the LC Issuer and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Letter of Credit or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice,



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         however transmitted, in connection with any Letter of Credit. The
         Borrower agrees that any action taken or omitted by the LC Issuer or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the LC Issuer or any Bank under any liability to the Borrower. Nothing in this Section 2.2.7 is intended to limit the right of the Borrower to make a claim against the LC Issuer for damages as contemplated by the proviso to the first sentence of Section 2.2.6.

                  2.2.8 Actions of LC Issuer. The LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the LC Issuer. The LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The LC Issuer shall notify the Borrower of any failure or refusal of the LC Issuer to take any action resulting from its election to seek from the Banks their consent to such action. Notwithstanding any other provision of this Section 2.2, the LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and any future holders of a participation in any Letter of Credit.

                  2.2.9 Indemnification. The Borrower hereby agrees to indemnify and hold harmless each Bank, the LC Issuer and the Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Bank, the LC Issuer or the Agent may incur (or which may be claimed against such Bank, the LC Issuer or the Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or


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         proposed use of any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the LC Issuer may incur by reason of or in connection with (i) the failure of any other Bank to fulfill or comply with its obligations to the LC Issuer hereunder (but nothing herein contained shall affect any rights the Borrower may have against any defaulting Bank) or (ii) by reason of or on account of the LC Issuer issuing any Letter of Credit which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Letter of Credit does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Bank, the LC Issuer or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or
         (y) the LC Issuer's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.2.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.2.10 Banks' Indemnification. Each Bank shall, ratably in accordance with its Commitment Percentage, indemnify the LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or the LC Issuer's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit) that such indemnitees may suffer or incur in connection with this Section 2.2 or any action taken or omitted by such indemnitees hereunder.

                  2.2.11 Rights as a Bank. In its capacity as a Bank, the LC Issuer shall have the same rights and obligations as any other Bank.

                  2.2.12 Fleet LCs. The parties acknowledge that, as of the effective date of Amendment No. 6, the Fleet LCs shall cease to constitute Letters of Credit under this Agreement.




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         (j) Section 2.2.3 of the Credit Agreement is renumbered as Section
2.2.13.

         (k) Section 3.1 of the Credit Agreement is hereby amended: (i) by deleting both references to "$85,000,000" contained therein; and (ii) by inserting in place thereof the following: "$95,000,000."

         (l) Section 3.3 or the Credit Agreement is hereby amended: (i) by deleting the reference to $85,000,000" contained therein; and (ii) by inserting in place thereof the following: "$95,000,000."

         (m) Section 3.4(b) is hereby deleted and replaced by the following:

                  (b) An Overline Advance shall be made only by the Bank or Banks that elect to make such Overline Advance, it being expressly understood that neither the Agent nor any Bank shall have any obligation to make any Overline Advance;

         (n) Section 4.2 of the Credit Agreement is hereby deleted and replaced by the following:

                  Section 4.2 Letter of Credit Fees. Borrower shall pay to the Agent quarterly a fee (the "Letter of Credit Fee") for each Letter of Credit issued pursuant to this Agreement to be calculated at the rate of one percent (1%) per annum on that portion of the Maximum Drawing Amount attributable to such Letter of Credit which fee shall be deemed earned upon receipt. The Letter of Credit Fee shall be payable quarterly in arrears on the first day of each calendar quarter. Upon receipt of the Letter of Credit Fee, a portion of the Letter of Credit Fee calculated at the rate of 0.25% per annum on each Letter of Credit shall be paid by the Agent to the LC Issuer and the balance of the Letter of Credit Fee calculated at the rate of 0.75% per annum shall be disbursed by the Agent to the Banks in the proportion of their Commitment Percentages. In addition to the Letter of Credit Fee, each LC Issuer may charge, and the Borrower shall pay, such LC Issuer's outstanding issuance and amendment fees in accordance with such LC Issuer's customary practice. To the extent that, prior to the effective date of Amendment No. 6, either Comerica Bank or U.S. Bank National Association has received Letter of Credit Fees with respect to the Fleet LCs, which fees are applicable to the portion of the calendar quarter remaining after the effective date of Amendment No. 6, the amount of such fees shall be offset (on a dollar-for-dollar basis) against the Letter of Credit Fees that would otherwise be payable to such Bank on the first day of the next succeeding calendar quarter .






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         (o) Section 9.3 is hereby amended by deleting therefrom the reference
"Florida,".

         (p) The Banks hereby irrevocably appoint Bank One as Agent, and Bank One hereby accepts such appointment and agrees to act as Agent, subject to and in accordance with the provisions of Section 12.

         (q) Section 17.1 of the Credit Agreement is hereby deleted and replaced by the following:

                  17.1.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Banks and their respective successors and assigns permitted hereby, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the prior written consent of each Bank, (ii) any assignment by any Bank must be made in compliance with Section 17.1.3, and (iii) any transfer by participation must be made in compliance with Section 17.1.2. Any attempted assignment or transfer by any party not made in compliance with this Section 17.1.1 shall be null and void, unless such attempted assignment or transfer is treated as a participation in accordance with
         Section 17.1.2. The parties to this Agreement acknowledge that clause
         (ii) of this Section 17.1.1 relates only to absolute assignments and this Section 17.1.1 does not prohibit assignments creating security interests, including, without limitation, (x) any pledge or assignment by any Bank of all or any portion of its rights under this Agreement and any Revolving Credit Note to a Federal Reserve Bank or (y) in the case of a Fund, any pledge or assignment of all or any portion of its rights under this Agreement and any Revolving Credit Note to its trustee in support of its obligations to its trustee; provided, however, that no such pledge or assignment creating a security interest shall release the transferor Bank from its obligations hereunder unless and until the parties thereto have complied with the provisions of
         Section 17.1.3. The Agent may treat the Person which made any Loan or which holds any Revolving Credit Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 17.1.3; provided, however, that the Agent may in its discretion (but shall not be required to) follow instructions from the Person which made any Loan or which holds any Revolving Credit Note to direct payments relating to such Loan or Revolving Credit Note to another Person. Any assignee of the rights to any Loan or any Revolving Credit Note agrees by acceptance of such assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Revolving Credit Note


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         has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder or assignee of the rights to such Loan.

                  17.1.2. Participations.

                  17.1.2.1. Permitted Participants; Effect. Any Bank may at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Bank, any Revolving Credit Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under the Loan Documents. In the event of any such sale by a Bank of participating interests to a Participant, such Bank's obligations under the Loan Documents shall remain unchanged, such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, such Bank shall remain the owner of its Loans and the holder of any Revolving Credit Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Bank had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents.

                  17.1.2.2 Consents. The consent of Borrower shall be required prior to the granting of any participation unless the Purchaser is a Bank, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing. The consent of the Agent shall be required prior to the granting of any participation becoming effective unless the Purchaser is a Bank. In the case of the granting of any participation to an Eligible Assignee, an Affiliate of a Bank or an Approved Fund, any consent required under this Section
         17.1.2.2 shall not be unreasonably withheld or delayed. It shall not be unreasonable for the Borrower to withhold such consent on the basis that the Borrower's prior business dealings with the proposed participant were not satisfactory to the Borrower.

                  17.1.2.3. Voting Rights. Each Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which would require consent of all of the Banks pursuant to the terms of Section 25 or of any other Loan Document.

                  17.1.2.4. Benefit of Certain Provisions. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under the Loan Documents, provided that each Bank shall retain the right of setoff provided in Section 11 with respect to the amount of participating interests sold to each Participant. The Banks agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11, agrees to share with each Bank, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11 as if each Participant were a Bank. The Borrower further agrees that each Participant shall be entitled to the benefits of Sections 13 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to Section 17.1.3, provided that (i) a Participant shall not be entitled to receive any greater payment under Section 13 than the Bank who sold the participating interest to such Participant would have received had it retained such interest for its own account, and (ii) any Participant not incorporated under the laws of the United States of America or any State thereof agrees to comply with the provisions of the first sentence of Section 17.6 to the same extent as if it were a Bank hereunder.

                  17.1.3. Assignments.

                  17.1.3.1. Permitted Assignments. Any Bank may at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit E or in such other form as may be agreed to by the parties thereto. Each such assignment with respect to a Purchaser which is not a Bank or an Affiliate of a Bank or an Approved Fund shall either be in an amount equal to the entire applicable Commitment and Loans of the assigning Lender or (unless each of the Borrower and the Agent otherwise consents) be in an aggregate amount not less than $10,000,000. The amount of the assignment shall be based on the Commitment or outstanding Loans (if the Commitment has been terminated) subject to the assignment, determined as of the effective date of such assignment.

                  17.1.3.2. Consents. The consent of the Borrower shall be required prior to an assignment becoming effective unless the Purchaser is a Bank, provided that the consent of the Borrower shall not be required if an Event of Default has occurred and is continuing.

         The consent of the Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Bank. In the case of the assignment to an Eligible Assignee, an Affiliate of a Bank or an Approved Fund, any consent required under this Section 17.1.3.2 shall not be unreasonably withheld or delayed. It shall not be unreasonable for the Borrower to withhold such consent on the basis that (without limitation) (i) the Borrower's prior business dealings with the proposed assignee were not satisfactory to the Borrower, (ii) the proposed assignee is a financial institution organized under the laws of a country other than the United States or is as subsidiary of, or controlled by, a financial institution organized under the laws of a country other than the United States, or (iii) the proposed assignee is a financial institution rated lower than "BBB" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. or lower than "Baa" by Moody's Investors Services, Inc.

                  17.1.3.3. Effect; Effective Date. Upon (i) delivery to the Agent of an assignment, together with any consents required by Sections
         17.1.3.1 and 17.1.3.2, and (ii) payment to the Agent of the fee provided in Section 17.3 (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Bank party to this Agreement and any other Loan Document executed by or on behalf of the Banks and shall have all the rights and obligations of a Bank under the Loan Documents, to the same extent as if it were an original party thereto, and the transferor Bank shall be released with respect to the Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Banks or the Agent. In the case of an assignment covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a Bank hereunder but shall continue to be entitled to the benefits of, and subject to, those provisions of this Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 17.1.3 shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with Section 17.1.2.

         (r) Section 19 of the Credit Agreement is hereby deleted and replaced by the following:


19. CHOICE OF LAW; CONSENT TO JURISDICTION


         19.1 CHOICE OF LAW. THE LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         19.2 CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE LC ISSUER OR ANY BANK TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT, THE LC ISSUER OR ANY BANK OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY BANK INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         (s) Schedule 1 (Revised Schedule 1) to the Credit Agreement is hereby amended to read in its entirety as set forth on Annex 1 attached hereto, reflecting the assignment of Fleet's Commitment to Bank One and the increase of Bank One's Commitment. Borrower hereby acknowledges its consent to such assignment, and the parties hereby acknowledge their consent and agreement to such increase in the Bank One Commitment.

         (t) Exhibit D to the Credit Agreement is hereby deleted.


                                   ARTICLE II
                        CONDITIONS PRECEDENT TO AMENDMENT

     The Banks' agreement herein to amend the Credit Agreement is subject to the fulfillment of the following conditions:

         (a) The Agent shall have received from the Borrower this Amendment No. 6 and an Amended and Restated Revolving Credit Note in favor of Bank One (the "Bank One Note") in the form of Annex 2 attached hereto, duly executed and delivered by the Borrower;

         (b) The Agent shall have received satisfactory evidence of the corporate authority of the Borrower to enter into this Amendment No. 6 (including to incur the additional borrowings contemplated hereby);

         (c) Fleet, the Borrower, the Agent and Banks shall have entered into an agreement acknowledging that the Fleet LCs shall no longer constitute Letters of Credit under the Credit Agreement and terminating the Banks' participation in the Fleet LCs; and

         (d) The Agent and each of the Banks shall have executed this Amendment No. 6.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents, warrants and covenants to the Banks and the Agent as follows:


         (a) Representations in Credit Agreement. To the best of the Borrower's knowledge, each of the representations and warranties made by or on behalf of the Borrower to the Banks or the Agent in the Credit Agreement and the other Loan Documents, as amended through this Amendment No. 6, was true and correct when made, and is true and correct in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment No. 6 except (1) to the extent that such representations and warranties relate solely to a prior date and (2) for changes resulting from transactions or events occurring subsequent to the date of the Credit Agreement and which did not and do not violate the terms of the Credit Agreement.

         (b) No Events of Default. No Default or Event of Default exists on the date hereof (after giving effect to the Amendment No. 6 Modifications contemplated hereby and the transactions described herein).

         (c) Binding Effect of Documents. This Amendment No. 6 has been duly executed and delivered to the Banks and the Agent by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d) Consents. The Borrower has obtained all consents which are necessary in order to consummate the transactions referred to in this Amendment No. 6, and has furnished copies of all such consents, if any, to the Agent.


                                   ARTICLE IV
                        PROVISIONS OF GENERAL APPLICATION

         (a) No Other Changes. Except as otherwise expressly provided by this Amendment No. 6 and the Bank One Note, all of the other Loan Documents remain unaltered. The Credit Agreement and this Amendment No. 6 shall be read and construed as one agreement.

         (b) Governing Law. The provisions of Section 19 of the Credit Agreement (as amended as provided in Article I above) shall apply to this Amendment No. 6.

         (c) Binding Effect; Assignment. This Amendment No. 6 shall be binding upon and inure to the benefit of each of the parties hereto and thereto and their respective successors in title and assigns.

         (d) Counterparts. This Amendment No. 6 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 6, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

         (e) Conflict with Other Agreements. If any of the terms of this Amendment No. 6 shall conflict in any respect with any of the terms of the Credit Agreement or any other Loan Document, the terms of this Amendment No. 6 shall be controlling.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 6 and return such counterpart to the undersigned, whereupon this Amendment No. 6 shall become a binding agreement between you and the undersigned.

                                        Very truly yours,

                                        NVR, INC.

                                        By: /s/ Paul C. Saville
                                            -------------------------------
                                        Title:  Executive Vice President
                                                 Finance and CFO


The foregoing Amendment No. 6 is hereby accepted by the undersigned as of August 19, 2002.

BANK ONE, NA
Individually and as Agent

By:  /s/ Mark C. Kramer
    ------------------------------
Title: Director
      ----------------------------


COMERICA BANK

By:  /s/ Casey L. Ostrander
    ------------------------------
Title: Account Officer
      ----------------------------


U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Matthew G. Lind
    ------------------------------
Title: Assistant Vice President
      ----------------------------

                                     ANNEX 1

                                     Revised
                                   SCHEDULE 1

                                    NVR, INC.
                                BANK COMMITMENTS

Bank                                Commitment Percentage              Commitment Amount
----                                ---------------------              ------------------
Bank One, NA                        42.105263158                       $40,000,000

U.S. Bank National Association      31.578947369                       $30,000,000

Comerica Bank                       26.315789473                       $25,000,000

                                     ANNEX 2

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

   40,000,000                                                    August 19, 2002


     FOR VALUE RECEIVED, the undersigned, NVR INC., a corporation organized and existing under the laws of Virginia having its principal place of business at 7601 Lewinsville Road, McLean, VA 22102 (the "Borrower"), promises to pay, on or before the Maturity Date (as defined in the Credit Agreement hereinafter referred to) to the order of BANK ONE, NA (hereinafter, together with its successors in title and assigns, called the "Bank") at the head office of BANK ONE, NA (the "Agent"), at 1 Bank One Plaza, Chicago, IL 60670, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to that certain Third Amended and Restated Credit Agreement dated as of September 30, 1998 and as the same may now or hereafter be amended (the "Credit Agreement") among the Bank, the Borrower, the other financial institutions named therein and the Agent, including the outstanding Revolving Credit Loans made by Fleet National Bank prior to the date hereof and assigned by it to the Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement. Unless otherwise provided herein, the rules of interpretation set forth in Section 1 of the Credit Agreement shall be applicable to this Note.

     IT IS UNDERSTOOD THAT THIS NOTE IS A REPLACEMENT FOR AN EXISTING REVOLVING CREDIT NOTE DATED JULY 12, 2001 IN THE PRINCIPAL AMOUNT OF $30,000,000 PAYABLE TO FLEET NATIONAL BANK AND ASSIGNED BY IT TO THE BANK. IT IS ALSO UNDERSTOOD THAT THIS NOTE CONSTITUTES A REVOLVING CREDIT NOTE UNDER THE CREDIT AGREEMENT.

     The Borrower also promises to pay (a) principal from time to time at the times provided in the Credit Agreement and (b) interest from the date hereof on the principal amount from time to time unpaid at the rates and times set forth in the Credit Agreement and in all cases in accordance with the terms of the Credit Agreement. The Agent may endorse the record relating to this Note with appropriate notations evidencing advances and payments of principal hereunder as contemplated by the Credit Agreement.

     This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Credit Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Credit Agreement.

     In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     The Borrower and all endorsers hereby waive presentment, demand, protest and notice of any kind in connection with the delivery, acceptance, performed and enforcement of this Note, and also hereby assent to extensions of time of payment or forbearance or other indulgences without notice.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

     ATTEST:                                NVR, INC.

By: __________________________              By: _______________________________
Name: ________________________              Name: _____________________________
Title: _________________________            Title: ____________________________

                                                        (Corporate Seal)

                      ADVANCES AND REPAYMENTS OF PRINCIPAL

     Advances and payments of principal of this Note were made on the dates and in the amounts specified below:


Notation Made       Amount of Loan       Principal Prepaid        Balance of
     Date                                    or Repaid         Principal Unpaid

By:
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